UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 5, 2004        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003


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                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    December 26, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1    115,000,000.00    50,311,526.52     2,164,902.35      179,402.52     2,344,304.87     0.00         0.00     48,146,624.17
A1_2    116,895,000.00             0.00             0.00            0.00             0.00     0.00         0.00              0.00
A1_3    330,102,000.00   195,557,403.68     8,414,824.85      704,006.65     9,118,831.50     0.00         0.00    187,142,578.83
A2       62,131,000.00    39,371,306.81       326,737.14      148,439.87       475,177.01     0.00         0.00     39,044,569.67
B1        6,427,000.00     6,365,264.75       125,449.76       25,577.56       151,027.32     0.00         0.00      6,239,814.99
B2        5,785,000.00     5,729,431.53       112,918.44       23,734.00       136,652.44     0.00         0.00      5,616,513.09
B3        2,571,000.00     2,546,303.97        50,183.81       10,804.74        60,988.55     0.00         0.00      2,496,120.16
B4        1,286,000.00     1,273,647.16        25,101.66        5,404.47        30,506.13     0.00         0.00      1,248,545.50
B5        1,285,000.00     1,272,656.79        25,082.14        5,400.27        30,482.41     0.00         0.00      1,247,574.65
B6        1,287,370.00     1,275,004.04        25,128.40        5,410.23        30,538.63     0.00         0.00      1,249,875.64
R               100.00             0.00             0.00            0.00             0.00     0.00         0.00              0.00
TOTALS  642,769,470.00   303,702,545.25    11,270,328.55    1,108,180.31    12,378,508.86     0.00         0.00    292,432,216.70
X1      561,997,000.00   245,868,930.22             0.00      158,690.03       158,690.03     0.00         0.00    235,289,203.02
X2       62,131,000.00    39,371,306.81             0.00       23,229.07        23,229.07     0.00         0.00     39,044,569.67
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1     36229RJF7    437.49153496      18.82523783    1.56002191      20.38525974     418.66629713    A1_1      4.279000 %
A1_2     36229RJG5      0.00000000       0.00000000    0.00000000       0.00000000       0.00000000    A1_2      1.679000 %
A1_3     36229RJH3    592.41508285      25.49159002    2.13269429      27.62428431     566.92349283    A1_3      4.320000 %
A2       36229RJJ9    633.68216848       5.25884245    2.38914342       7.64798587     628.42332604    A2        4.524306 %
B1       36229RJK6    990.39439085      19.51917847    3.97970437      23.49888284     970.87521239    B1        4.821963 %
B2       36229RJL4    990.39438721      19.51917718    4.10267934      23.62185653     970.87521003    B2        4.970963 %
B3       36229RJM2    990.39438740      19.51917931    4.20254376      23.72172306     970.87520809    B3        5.091963 %
B4       36228FMH6    990.39437014      19.51917574    4.20254277      23.72171851     970.87519440    B4        5.091963 %
B5       36228FMJ2    990.39438911      19.51917510    4.20254475      23.72171984     970.87521401    B5        5.091963 %
B6       36228FMK9    990.39440099      19.51917475    4.20254472      23.72171947     970.87522624    B6        5.091963 %
R        36228FML7      0.00000000       0.00000000    0.00000000       0.00000000       0.00000000    R         5.076311 %
TOTALS                472.49061977      17.53401348    1.72407117      19.25808464     454.95660629

X1       36229RJN0    437.49153504       0.00000000    0.28236811       0.28236811     418.66629719    X1        0.774510 %
X2       36229RJP5    633.68216848       0.00000000    0.37387246       0.37387246     628.42332604    X2        0.708000 %
----------------------------------------------------------------------------------------------------  ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
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Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       251,542,890.39
                                        Pool 2 Mortgage Loans                                                        40,889,327.25

Sec. 4.01(c)    Available Distribution                                                                               12,560,427.97
                                        Principal Distribution Amount                                                   329,472.88
                                        Principal Prepayment Amount                                                  10,940,855.68

Sec. 4.01(d)    Prepayments By Group
                                        Group 1 Prepayments                                                          10,616,137.39
                                        Group 2 Prepayments                                                             324,718.29

Sec. 4.01(e)    Principal Prepayments
                                        Class A1-1                                                                    2,172,352.88
                                        Class A1-2                                                                    8,443,784.51
                                        Class A1-3                                                                      258,272.02
                                        Class A2                                                                        324,718.29
                                        Class B1                                                                              0.00
                                        Class B2                                                                              0.00
                                        Class B3                                                                              0.00
                                        Class B4                                                                              0.00
                                        Class B5                                                                              0.00
                                        Class B6                                                                              0.00

Sec. 4.01(f)    Interest Payment
                                        Class A1-1
                                                              Accrued and Paid for Current Month                        179,402.52
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A1-2
                                                              Accrued and Paid for Current Month                              0.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A1-3
                                                              Accrued and Paid for Current Month                        704,006.65
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                        148,439.87
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                        158,690.03
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                         23,229.07
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                         25,577.56
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                         23,734.00
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                         10,804.74
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                          5,404.47
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                          5,400.27
                                                              Accrued and Paid from Prior Months                              0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                          5,410.23
                                                              Accrued and Paid from Prior Months                              0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                                88,836.37
                                        Trustee Fee Paid                                                                    632.71

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                   657
                                        Balance of Outstanding Mortgage Loans                                       292,432,217.64

Sec. 4.01(l)                                  Number and Balance of Delinquent Loans
                                               Group 1
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                     561           251,542,890.39                100.00 %
                                              30-59 days                      0                     0.00                  0.00 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+ days                       0                     0.00                  0.00 %
                                              Total                     561               251,542,890.39                100.00 %
                                               Group 2
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                      96            40,889,327.25                100.00 %
                                              30-59 days                      0                     0.00                  0.00 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+ days                       0                     0.00                  0.00 %
                                               Total                         96            40,889,327.25                100.00 %
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              0-29 days                     657           292,432,217.64                100.00 %
                                              30-59 days                      0                     0.00                  0.00 %
                                              60-89 days                      0                     0.00                  0.00 %
                                              90-119 days                     0                     0.00                  0.00 %
                                              120+days                        0                     0.00                  0.00 %
                                               Total                        657           292,432,217.64                100.00 %


Sec. 4.01(l)                                  Number and Balance of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %


Sec. 4.01(l)                                  Number and Balance of Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

 Sec. 4.01(m)                                  Number and Balance of Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %


Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                        329,472.88
                                                              Payoffs                                                 10,879,803.80
                                                              Prepayments                                                 61,051.88
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Realized Losses                                                  0.00

                                                              Realized Losses Group 1                                          0.00
                                                              Realized Losses Group 2                                          0.00
                                                              Realized Gains                                                   0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                         0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period
                                                              Class A1                                                         0.00
                                                              Class A2a                                                        0.00
                                                              Class A2b                                                        0.00
                                                              Class A2c                                                        0.00
                                                              Class X1                                                         0.00
                                                              Class X2                                                         0.00
                                                              Class B1                                                         0.00
                                                              Class B2                                                         0.00
                                                              Class B3                                                         0.00
                                                              Class B4                                                         0.00
                                                              Class B5                                                         0.00
                                                              Class B6                                                         0.00

Sec. 4.01(s) Group I
                                        Senior Percentage                                                               93.670000 %
                                        Senior Prepayment Percentage                                                    96.840000 %
                                        Subordinate Percentage                                                           6.330000 %
                                        Subordinate Prepayment Percentage                                                3.160000 %

Sec. 4.01(s) Group II
                                        Senior Percentage                                                               95.510000 %
                                        Senior Prepayment Percentage                                                    97.750000 %
                                        Subordinate Percentage                                                           4.490000 %
                                        Subordinate Prepayment Percentage                                                2.250000 %

Aggregate
                                        Beginning Balance                                                            303,702,546.20
                                        Ending Balance                                                               292,432,217.64
                                        Net Wac                                                                             5.09749
                                        Weighted Average Maturity                                                            346.91
Groups
                                        Net Wac Group 1                                                                     5.07631
                                        Net Wac Group 2                                                                     5.23231

                                        Wam Group 1                                                                          346.95
                                        Wam Group 2                                                                          346.66


                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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